Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Rangeford Resources, Inc. (the "Company") on Form 10-K for the year ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Frederick Ziegler, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 16th  day of July, 2010.

/s/ Frederick Ziegler
Frederick Ziegler
Chief Executive Officer and Chief Financial Officer